                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-29991, 333-11695, 333-00885, 333-00413,
33-64169, 33-62295, 33-62467.


                                                ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
June 30, 1997